Financial Supplement
2013 Second Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	Computershare Shareowner Services
250 Royall Street
Canton, MA 02021
www.computershare.com/

NOTE 1: On December 30, 2011, we sold our wholly-owned subsidiary, EquiTrust Life Insurance Company. We recognized an additional loss on the sale of subsidiary of $2.3 million, net of tax, during the first quarter 2012 as a result of post-closing sales price adjustments. As a result of the sale, our consolidated financial statements are presented to reflect the operations of the component sold as discontinued operations.

In connection with the EquiTrust Life Sale, during the first quarter of 2012, we completed the required redemption of $175.0 million of our long-term debt in accordance with the mandatory redemption provisions of the underlying notes. The make-whole redemption price of $210.9 million, which included repayment of principal, accrued interest and a make-whole premium, was funded from assets held in two irrevocable debt defeasance trusts. The make-whole redemption premium was based on U.S. Treasury yields and considered an embedded derivative with a fair value of $33.1 million at December 31, 2011. The change in fair value during 2012 was offset by the write off of deferred debt issuance costs and reported in other expenses in the consolidated statements of operations. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 2: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2013	December 31, 2012
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2013 - $5,854,711; 2012 - $5,637,608)	$6,198,400	$6,265,745
Equity securities - available for sale, at fair value (cost: 2013 - $74,113; 2012 - $82,140)	77,439	86,253
Mortgage loans	571,017	554,843
Real estate	4,102	4,668
Policy loans	174,486	174,254
Short-term investments	61,388	74,516
Other investments	548	371
Total investments	7,087,380	7,160,650

Cash and cash equivalents	62,071	78,074
Securities and indebtedness of related parties	113,201	100,606
Accrued investment income	73,815	69,965
Amounts receivable from affiliates	3,192	3,931
Reinsurance recoverable	99,495	98,238
Deferred acquisition costs	300,464	204,326
Value of insurance in force acquired	22,185	17,154
Current income taxes recoverable	—	6,735
Other assets	72,694	59,238
Assets held in separate accounts	641,248	618,809

Total assets	$8,475,745	$8,417,726

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2013	December 31, 2012
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,194,976	$4,050,846
Traditional life insurance and accident and health products	1,487,066	1,457,075
Other policy claims and benefits	44,624	39,072
Supplementary contracts without life contingencies	355,698	361,273
Advance premiums and other deposits	232,457	226,485
Amounts payable to affiliates	281	1,658
Long-term debt payable to affiliates	50,000	50,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	2,413	—
Deferred income taxes	143,292	208,433
Other liabilities	90,410	94,828
Liabilities related to separate accounts	641,248	618,809
Total liabilities	7,339,465	7,205,479

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,472,905 shares in 2013 and 24,282,184 shares in 2012	128,507	115,706
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,141,291 shares in 2013 and 1,192,890 shares in 2012	7,197	7,522
Accumulated other comprehensive income	164,788	289,853
Retained earnings	832,737	796,110
Total FBL Financial Group, Inc. stockholders' equity	1,136,229	1,212,191
Noncontrolling interest	51	56
Total stockholders' equity	1,136,280	1,212,247
Total liabilities and stockholders' equity	$8,475,745	$8,417,726

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Revenues:
Interest sensitive product charges	$26,795	$24,190	$52,099	$49,422
Traditional life insurance premiums	46,058	45,908	90,992	89,031
Net investment income	92,898	89,423	183,708	176,311
Net realized capital gains on sales of investments	7,435	4,411	11,367	5,290

Total other-than-temporary impairment losses	(199)	(3,679)	(845)	(14,980)
Non-credit portion in other comprehensive income	—	—	—	9,779
Net impairment losses recognized in earnings	(199)	(3,679)	(845)	(5,201)
Other income	3,696	5,729	7,410	10,734
Total revenues	176,683	165,982	344,731	325,587

Benefits and expenses:
Interest sensitive product benefits	48,631	49,328	96,923	98,410
Traditional life insurance benefits	40,263	40,341	80,069	79,452
Policyholder dividends	3,395	3,370	6,753	7,614
Underwriting, acquisition and insurance expenses	37,335	34,374	72,359	67,101
Interest expense	1,838	1,983	3,813	3,965
Other expenses	4,818	6,683	9,202	12,506
Total benefits and expenses	136,280	136,079	269,119	269,048
	40,403	29,903	75,612	56,539
Income taxes	(13,378)	(10,256)	(24,961)	(19,014)
Equity income, net of related income taxes	2,528	630	3,840	2,251
Net income from continuing operations	29,553	20,277	54,491	39,776
Discontinued operations:
Loss on sale of subsidiary	—	—	—	(2,252)
Loss from discontinued operations, net of tax	—	(84)	—	(764)
Total loss from discontinued operations	—	(84)	—	(3,016)
Net income	29,553	20,193	54,491	36,760
Net loss attributable to noncontrolling interest	34	98	62	118
Net income attributable to FBL Financial Group, Inc.	$29,587	$20,291	$54,553	$36,878

Comprehensive income attributable to FBL Financial Group, Inc.	$(101,382)	$72,562	$(70,512)	$92,143

Earnings per common share:
Income from continuing operations	$1.14	$0.74	$2.12	$1.37
Loss from discontinued operations	—	—	—	(0.10)
Earnings per common share	$1.14	$0.74	$2.12	$1.27
Earnings per common share - assuming dilution:
Income from continuing operations	$1.13	$0.73	$2.10	$1.35
Loss from discontinued operations	—	—	—	(0.10)
Earnings per common share - assuming dilution	$1.13	$0.73	$2.10	$1.25

Cash dividends per common share	$0.11	$0.10	$0.22	$0.20

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Operating revenues:
Interest sensitive product charges	$24,292	$25,662	$26,304	$25,292	$26,848
Traditional life insurance premiums	45,908	41,886	44,169	44,934	46,058
Net investment income	89,389	92,544	91,201	91,402	93,579
Other income	5,729	2,891	3,643	3,714	3,696
Total operating revenues	165,318	162,983	165,317	165,342	170,181

Benefits and expenses:
Interest sensitive product benefits	49,271	48,553	49,355	48,509	48,721
Traditional life insurance benefits	40,140	37,461	39,360	39,798	40,263
Policyholder dividends	3,370	3,279	3,382	3,358	3,395
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,129	5,552	6,332	8,184	7,391
Amortization of deferred acquisition costs	7,923	12,977	7,483	6,102	9,462
Amortization of value of insurance in force acquired	1,521	2,562	687	537	782
Other underwriting expenses	19,099	19,147	18,588	20,105	19,183
Total underwriting, acquisition and insurance expenses	34,672	40,238	33,090	34,928	36,818
Interest expense	1,983	2,007	1,980	1,975	1,838
Other expenses	6,683	3,986	4,054	4,384	4,818
Total benefits and expenses	136,119	135,524	131,221	132,952	135,853
	29,199	27,459	34,096	32,390	34,328
Income taxes	(10,010)	(9,705)	(11,321)	(10,596)	(11,253)
Net loss (gain) attributable to noncontrolling interest	98	(66)	31	28	34
Equity income, net of related income taxes	630	1,058	1,374	1,312	2,528
Operating income	19,917	18,746	24,180	23,134	25,637

Realized gains/losses on investments, net of offsets	222	1,324	(1,774)	1,895	4,413
Change in net unrealized gains/losses on derivatives, net of offsets	236	351	158	(63)	(463)
Net impact of discontinued operations	(84)	55	22	—	—
Net income attributable to FBL Financial Group, Inc.	$20,291	$20,476	$22,586	$24,966	$29,587

Operating income per common share - assuming dilution	$0.72	$0.70	$0.93	$0.89	$0.98
Earnings per common share - assuming dilution	$0.73	$0.76	$0.86	$0.96	$1.13

Weighted average common shares outstanding (in thousands):
Basic	27,437	26,562	25,779	25,598	25,833
Effect of dilutive securities	267	305	315	272	243
Diluted	27,704	26,867	26,094	25,870	26,076

Operating return on equity, excluding AOCI - last twelve months	7.6%	8.1%	8.8%	9.3%	9.8%
Operating return on equity, including AOCI - last twelve months	6.4%	6.6%	7.0%	7.3%	7.7%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended June 30, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$344	$14,500	$12,004	$26,848
Traditional life insurance premiums	—	46,058	—	46,058
Net investment income	48,889	35,064	9,626	93,579
Other income	—	(69)	3,765	3,696
Total operating revenues	49,233	95,553	25,395	170,181

Benefits and expenses:
Interest sensitive product benefits	25,399	17,362	5,960	48,721
Traditional life insurance benefits	—	40,263	—	40,263
Policyholder dividends	—	3,395	—	3,395
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	595	5,866	930	7,391
Amortization of deferred policy acquisition costs	1,160	4,385	3,917	9,462
Amortization of value of insurance in force acquired	369	413	—	782
Other underwriting expenses	4,637	12,866	1,680	19,183
Total underwriting, acquisition and insurance expenses	6,761	23,530	6,527	36,818
Interest expense	—	—	1,838	1,838
Other expenses	—	—	4,818	4,818
Total benefits and expenses	32,160	84,550	19,143	135,853
	17,073	11,003	6,252	34,328
Net loss attributable to noncontrolling interest	—	—	34	34
Equity loss, before tax	—	—	(245)	(245)
Pre-tax operating income	$17,073	$11,003	$6,041	$34,117

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended June 30, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$191	$13,292	$10,809	$24,292
Traditional life insurance premiums	—	45,908	—	45,908
Net investment income	47,615	34,841	6,933	89,389
Other income	6	(44)	5,767	5,729
Total operating revenues	47,812	93,997	23,509	165,318

Benefits and expenses:
Interest sensitive product benefits	26,127	17,269	5,875	49,271
Traditional life insurance benefits	—	40,140	—	40,140
Policyholder dividends	—	3,370	—	3,370
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	721	4,413	995	6,129
Amortization of deferred acquisition costs	35	5,997	1,891	7,923
Amortization of value of insurance in force acquired	134	1,387	—	1,521
Other underwriting expenses	4,994	12,311	1,794	19,099
Total underwriting, acquisition and insurance expenses	5,884	24,108	4,680	34,672
Interest expense	—	—	1,983	1,983
Other expenses	—	—	6,683	6,683
Total benefits and expenses	32,011	84,887	19,221	136,119
	15,801	9,110	4,288	29,199
Net loss attributable to noncontrolling interest	—	—	98	98
Equity loss, before tax	—	—	(1,143)	(1,143)
Pre-tax operating income	$15,801	$9,110	$3,243	$28,154

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$191	$166	$212	$313	$344
Net investment income	47,615	49,301	48,317	47,794	48,889
Other income	6	—	6	—	—
Total operating revenues	47,812	49,467	48,535	48,107	49,233

Benefits and expenses:
Interest sensitive product benefits	26,127	25,717	25,582	24,679	25,399
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	721	590	475	937	595
Amortization of deferred acquisition costs	35	4,124	2,875	2,821	1,160
Amortization of value of insurance in force acquired	134	2,024	282	164	369
Other underwriting expenses	4,994	4,899	4,060	4,825	4,637
Total underwriting, acquisition and insurance expenses	5,884	11,637	7,692	8,747	6,761
Total benefits and expenses	32,011	37,354	33,274	33,426	32,160
Pre-tax operating income	$15,801	$12,113	$15,261	$14,681	$17,073

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,514,096	$3,533,318	$3,497,525	$3,498,745	$3,642,460
Deferred acquisition costs	84,712	83,269	82,396	82,653	83,352
Value of insurance in force acquired	11,678	9,640	9,307	9,133	8,737

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,029,007	$3,061,295	$3,048,797	$3,053,711	$3,136,084
Other insurance reserves	383,547	382,989	383,340	382,600	380,612
Allocated equity, excluding AOCI	266,180	268,654	267,707	261,160	267,269

Other data:
Number of direct contracts	54,142	53,941	53,757	53,594	53,265

Portfolio yield net of assumed defaults	5.40%	5.40%	5.31%	5.26%	5.18%
Credited rate	3.14	3.05	3.03	3.00	2.99
Spread on fixed annuities at end of quarter (1)	2.26%	2.35%	2.28%	2.26%	2.19%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,252,575	$2,302,564	$2,323,328	$2,338,272	$2,376,892
Deposits	85,259	55,610	54,114	77,115	60,470
Withdrawals, surrenders and death benefits	(36,745)	(35,560)	(41,005)	(40,111)	(46,431)
Net flows	48,514	20,050	13,109	37,004	14,039

Policyholder interest	17,971	17,570	17,080	17,230	17,382
Annuitizations and other	(16,496)	(16,856)	(15,245)	(15,614)	(9,727)
Balance, end of period	2,302,564	2,323,328	2,338,272	2,376,892	2,398,586
Other interest sensitive reserves	726,443	737,967	710,525	676,819	737,498
Total interest sensitive product reserves	$3,029,007	$3,061,295	$3,048,797	$3,053,711	$3,136,084

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$13,292	$13,827	$14,592	$13,737	$14,500
Traditional life insurance premiums	45,908	41,886	44,169	44,934	46,058
Net investment income	34,841	35,089	34,300	34,729	35,064
Other income	(44)	(57)	(55)	(62)	(69)
Total operating revenues	93,997	90,745	93,006	93,338	95,553

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,209	7,075	7,827	7,448	7,731
Death benefits	10,060	7,808	7,212	9,875	9,631
Total interest sensitive product benefits	17,269	14,883	15,039	17,323	17,362
Traditional life insurance benefits:
Death benefits	15,033	16,261	17,631	18,368	15,680
Surrender and other benefits	8,160	12,220	7,517	9,101	9,064
Increase in traditional life future policy benefits	16,947	8,980	14,212	12,329	15,519
Total traditional life insurance benefits	40,140	37,461	39,360	39,798	40,263
Policyholder dividends	3,370	3,279	3,382	3,358	3,395
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,413	4,073	4,971	6,100	5,866
Amortization of deferred acquisition costs	5,997	5,482	4,491	3,022	4,385
Amortization of value of insurance in force acquired	1,387	538	405	373	413
Other underwriting expenses	12,311	12,159	12,960	13,432	12,866
Total underwriting, acquisition and insurance expenses	24,108	22,252	22,827	22,927	23,530
Total benefits and expenses	84,887	77,875	80,608	83,406	84,550
Pre-tax operating income	$9,110	$12,870	$12,398	$9,932	$11,003

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,258,183	$2,277,934	$2,315,174	$2,341,579	$2,404,847
Deferred acquisition costs	193,091	194,351	199,266	205,065	209,078
Value of insurance in force acquired	24,167	23,612	23,193	22,796	22,381

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$658,735	$668,699	$686,067	$707,123	$736,341
Other insurance reserves	1,584,627	1,595,819	1,615,088	1,633,287	1,649,913
Allocated equity, excluding AOCI	281,372	286,382	294,159	279,656	286,444

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	353,596	353,358	355,519	356,408	357,192
Number of direct policies - universal life	58,883	58,958	59,833	60,150	60,533
Direct face amounts - traditional life	$39,252,561	$39,617,946	$40,333,397	$41,017,541	$41,696,782
Direct face amounts - universal life	$5,619,904	$5,666,272	$5,806,602	$5,904,084	$6,007,750

Portfolio yield net of assumed defaults	5.89%	5.83%	5.74%	5.58%	5.53%
Credited rate	4.17	4.12	4.08	4.10	4.08
Spread on universal life at end of quarter (1)	1.72%	1.71%	1.66%	1.48%	1.45%

Interest sensitive reserve activity:
Balance, beginning of period	$652,427	$658,735	$668,699	$686,067	$707,123
Deposits	18,976	20,703	28,349	33,049	40,014
Withdrawals and surrenders	(6,175)	(3,688)	(4,394)	(4,347)	(5,064)
Net flows	12,801	17,015	23,955	28,702	34,950

Policyholder interest	6,552	6,382	7,116	6,773	6,950
Policy charges	(14,325)	(13,918)	(15,222)	(14,714)	(15,202)
Benefits and other	1,280	485	1,519	295	2,520
Balance, end of period	$658,735	$668,699	$686,067	$707,123	$736,341

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$10,809	$11,669	$11,500	$11,242	$12,004
Net investment income	6,933	8,154	8,584	8,879	9,626
Other income	5,767	2,948	3,692	3,776	3,765
Total operating revenues	23,509	22,771	23,776	23,897	25,395

Benefits and expenses:
Interest sensitive product benefits	5,875	7,953	8,734	6,507	5,960
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	995	889	886	1,147	930
Amortization of deferred acquisition costs	1,891	3,371	117	259	3,917
Other underwriting expenses	1,794	2,089	1,568	1,848	1,680
Total underwriting, acquisition and insurance expenses	4,680	6,349	2,571	3,254	6,527
Interest expense	1,983	2,007	1,980	1,975	1,838
Other expenses	6,683	3,986	4,054	4,384	4,818
Total benefits and expenses	19,221	20,295	17,339	16,120	19,143
	4,288	2,476	6,437	7,777	6,252
Net loss (income) attributable to noncontrolling interest	98	(66)	31	28	34
Equity income (loss), before tax	(1,143)	(644)	100	(707)	(245)
Pre-tax operating income	$3,243	$1,766	$6,568	$7,098	$6,041

Selected balance sheet data, securities at cost:
Assets:
Investments	$556,455	$591,857	$715,701	$720,919	$693,058
Deferred acquisition costs	98,446	95,063	94,984	95,286	91,361
Separate account assets	617,538	634,402	618,809	651,474	641,248

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$298,800	$306,249	$315,982	$322,497	$326,726
Other insurance reserves	95,102	95,870	99,031	98,270	95,402
Separate account liabilities	617,538	634,402	618,809	651,474	641,248
Allocated equity, excluding AOCI	375,130	359,881	357,472	402,358	414,728

Rollforward of separate account balances:
Beginning separate account balance	$655,755	$617,538	$634,402	$618,809	$651,474
Net premiums	7,102	2,127	(1,253)	5,847	8,214
Net investment income (loss)	(25,590)	33,305	5,433	47,848	2,112
Charges, benefits and surrenders	(19,729)	(18,568)	(19,773)	(21,030)	(20,552)
Ending separate account balance	$617,538	$634,402	$618,809	$651,474	$641,248

Other data:
Number of direct contracts - variable annuity	14,355	14,088	13,885	13,643	13,458
Number of direct policies - variable universal life	48,086	47,473	46,863	46,311	45,714
Direct face amounts - variable universal life	$5,970,850	$5,897,007	$5,813,938	$5,750,019	$5,678,574

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
		(Dollars in thousands)
Annuity
Balance - beginning of period	$80,766	$84,712	$83,269	$82,396	$82,653
Capitalization:
Commissions	3,708	2,547	2,433	2,909	1,976
Expenses	358	306	200	297	220
Total capitalization	4,066	2,853	2,633	3,206	2,196
Amortization - operating basis, before impact of unlocking	(2,122)	(4,124)	(2,875)	(2,821)	(2,790)
Amortization - unlocking, operating basis	2,087	—	—	—	1,630
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(85)	(172)	(631)	(128)	(337)
Balance - end of period	$84,712	$83,269	$82,396	$82,653	$83,352

Life Insurance
Balance - beginning of period	$190,953	$193,091	$194,351	$199,266	$205,065
Capitalization:
Commissions	5,189	3,616	6,699	5,682	5,024
Expenses	2,666	2,292	2,958	3,014	3,134
Deferral of sales inducements	469	98	691	393	319
Total capitalization	8,324	6,006	10,348	9,089	8,477
Amortization - operating basis, before impact of unlocking	(3,571)	(3,959)	(4,569)	(3,080)	(3,573)
Amortization - unlocking, operating basis	(2,458)	(1,554)	—	—	(959)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(157)	767	(864)	(210)	68
Balance - end of period	$193,091	$194,351	$199,266	$205,065	$209,078

Corporate and Other
Balance - beginning of period	$99,542	$98,446	$95,063	$94,984	$95,286
Capitalization:
Commissions	355	232	284	313	238
Deferral of sales inducements	5	4	15	8	5
Total capitalization	360	236	299	321	243
Amortization - operating basis, before impact of unlocking	(3,590)	(549)	(1,643)	(283)	(3,036)
Amortization - unlocking, operating basis	1,741	(2,795)	1,491	—	(926)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	393	(275)	(226)	264	(206)
Balance - end of period	$98,446	$95,063	$94,984	$95,286	$91,361

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
		(Dollars in thousands)
Total
Balance - beginning of period	$371,261	$376,249	$372,683	$376,646	$383,004
Capitalization:
Commissions	9,252	6,395	9,416	8,904	7,238
Expenses	3,024	2,598	3,158	3,311	3,354
Deferral of sales inducements	474	102	706	401	324
Total capitalization	12,750	9,095	13,280	12,616	10,916
Amortization - operating basis, before impact of unlocking	(9,283)	(8,632)	(9,087)	(6,184)	(9,399)
Amortization - unlocking, operating basis	1,370	(4,349)	1,491	—	(255)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	151	320	(1,721)	(74)	(475)
Balance - end of period	376,249	372,683	376,646	383,004	383,791
Impact of realized/unrealized gains/losses in AOCI	(150,069)	(169,385)	(172,320)	(153,936)	(83,327)
Deferred acquisition costs	$226,180	$203,298	$204,326	$229,068	$300,464

FBL Financial Group, Inc.
Collected Premiums

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
		(Dollars in thousands)
Annuity
Individual:
First year	$44,832	$35,496	$28,100	$41,140	$30,247
Renewal	41,193	21,170	26,112	36,136	29,367
Total individual	86,025	56,666	54,212	77,276	59,614
Group	1,277	4,832	3,516	1,988	2,760
Total Annuity	87,302	61,498	57,728	79,264	62,374

Life Insurance
Direct:
Universal life:
First year	4,391	7,854	13,958	17,944	24,123
Renewal	12,862	12,068	13,286	14,217	14,899
Total universal life	17,253	19,922	27,244	32,161	39,022
Participating whole life:
First year	2,878	2,510	2,753	3,202	2,817
Renewal	25,393	22,950	23,875	24,119	24,968
Total participating whole life	28,271	25,460	26,628	27,321	27,785
Term life and other:
First year	2,881	2,637	2,748	2,915	2,879
Renewal	18,429	18,382	19,406	19,476	19,889
Total term life and other	21,310	21,019	22,154	22,391	22,768
Total direct life insurance	66,834	66,401	76,026	81,873	89,575
Reinsurance	(4,627)	(4,548)	(4,726)	(5,220)	(5,113)
Total Life Insurance	62,207	61,853	71,300	76,653	84,462

Corporate and Other
Variable, net of reinsurance	22,134	15,684	16,019	19,478	18,680
Accident and health, net of reinsurance	39	36	275	59	39
Total Corporate and Other	22,173	15,720	16,294	19,537	18,719

Total collected premiums	$171,682	$139,071	$145,322	$175,454	$165,555

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2012	2012	2012	2013	2013
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$49,973	$50,000	$50,000	$50,000	$50,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	146,973	147,000	147,000	147,000	147,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	922,682	914,917	919,338	943,174	968,441
Total capitalization, excluding AOCI	1,072,655	1,064,917	1,069,338	1,093,174	1,118,441

Accumulated other comprehensive income	233,110	288,432	289,853	295,757	164,788
Total capitalization, including AOCI	$1,305,765	$1,353,349	$1,359,191	$1,388,931	$1,283,229

Common shares outstanding	26,752,871	25,933,171	25,475,074	25,563,170	25,614,196

Book Value per Share:
Excluding AOCI	$34.49	$35.28	$36.09	$36.90	$37.81
Including AOCI	43.20	46.40	47.47	48.47	44.24

Debt-to-Capital Ratio:
Excluding AOCI	13.7%	13.8%	13.7%	13.4%	13.1%
Including AOCI	11.3	10.9	10.8	10.6	11.5

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	4.7%	4.7%	4.7%	4.6%	4.5%
Including AOCI	3.8	3.7	3.7	3.6	3.9

Class A Common Ownership:
Iowa Farm Bureau Federation	57.7%	59.7%	60.8%	60.4%	60.3%
Other Farm Bureau entities	5.3	6.1	6.2	5.7	5.7
Public	37.0	34.2	33.0	33.9	34.0
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2012	2012	2012	2013	2013

Quality of Fixed Maturity Securities:
AAA, AA, A	64.2%	63.2%	61.9%	62.2%	62.7%
BBB	31.1	32.1	32.8	32.8	32.9
BB	2.7	2.9	3.4	3.0	2.6
<BB	2.0	1.8	1.9	2.0	1.8

Investment by Type:
Fixed maturity securities	63.1%	63.7%	64.1%	65.5%	66.2%
Residential mortgage-backed	10.4	9.9	9.4	9.0	8.4
Commercial mortgage-backed	7.5	7.3	7.1	6.7	6.3
Other asset-backed	6.9	7.3	6.9	6.3	6.5
Mortgage loans	8.0	7.7	7.8	7.7	8.1
Equity securities	1.0	1.2	1.2	1.1	1.1
Other	3.1	2.9	3.5	3.7	3.4

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel (1)	1,160	1,148	1,127	1,129	1,111
7 life partner states (2)	689	693	687	686	682
Total	1,849	1,841	1,814	1,815	1,793

(1) Agent counts have been adjusted for all periods presented to exclude appointed agents in training.
(2) With the commencement of operations of Greenfields Life Insurance Company during the first quarter of 2013, Colorado is now included in our life partner states total.